SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          July 26, 1999
                                                 -------------------------------



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)



Maryland                                1-6622                  53-0261100
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(State or other jurisdiction of     (Commission File           (IRS Employer
          incorporation)                  Number)         Identification Number)



   6110 Executive Boulevard, Suite 800, Rockville, Maryland      20852
   ----------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (301) 984-9400
                                                  -----------------------

ITEM 5   OTHER EVENTS

      Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosures included in the Trust's press release, dated July 26,1999.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               Exhibit
               Number
               -------
               99.1 Press Release, July 26,1999, entitled "Supplemental Disclosures"

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                     ---------------------------------------
                                  (Registrant)




                    By: /s/ Larry E. Finger
                        -------------------------------
                                   (Signature)

                        Larry E. Finger
                        Senior Vice President
                        Chief Financial Officer



      July 27, 1999
      ---------------------
            (Date)

Exhibit
Number
-------
99.1        Press Release, July 26,1999, entitled "Supplemental Disclosures"